Van Kampen High Yield Municipal Fund
                          Item 77(O) 10F-3 Transactions
                        June 1, 2005 - November 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Puerto  6/3/0    -     $103.6 $1,336,  10,000    0.75%  0.22%    UBS      UBS
 Rico     5              7    333,535   ,000                    Financ  Financ
Infras                                                           ial      ial
tructu                                                          Servic  Servic
  re                                                              es      es
Financ                                                          Inc.,
  ing                                                           Citigr
Author                                                           oup,
  ity                                                           Lehman
                                                                Brothe
                                                                 rs,
                                                                Samuel
                                                                  A.
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Goldma
                                                                  n
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation